UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Item 1:	Report(s) to Shareholders.

Annual Report  |  February 28, 2019
Schwab Global Real Estate Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request: (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with a fund, by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the funds, call 1-800-407-0256.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 28, 2019
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	10.01%
FTSE EPRA Nareit Global Index (Net)*	9.53%
Fund Category: Morningstar Global Real Estate[1]	8.22%
Performance Details	pages 8-10
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
From the President

Jonathan de St. Paer
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
In a period that was not easy for most investors, global real estate securities provided a relative bright spot during the 12 months ended February 28, 2019, outpacing broader equity markets and generating positive returns. A generally stable global economy, as well as steady office leasing activity and increases in rental values, supported the overall real estate market. Global monetary policy also remained mostly accommodative despite the Federal Reserve raising interest rates four times during the period. While U.S. and international stocks experienced significant turbulence during the period, global real estate securities generally performed better, demonstrating how different asset classes don’t always move in lockstep—a key reason why it’s important to hold a mix of investments in your portfolio.
At Charles Schwab Investment Management, we often talk about the importance of diversification. But, we also recognize that maintaining a long-term perspective and setting emotions aside can be tough when overall market conditions become challenging. We seek to provide the products that investors can use to achieve their long-term financial goals—and to help weather the market volatility that may come along the way.
The Schwab Global Real Estate Fund is an important part of that approach. Since real estate values tend to be influenced by a different combination of factors than stocks and bonds, the fund offers the potential for differentiated performance. And, the global nature of the fund takes this diversification a step further, with allocations to assets across the U.S., international developed markets, and emerging markets. The portfolio managers examine country-specific trends, as well as the fundamentals and risks of individual securities, in making buy and sell decisions. Investors in the fund gain not only convenient access to the global real estate market but also benefit from a disciplined investment process.
On April 1, 2019, I transitioned into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, I believe Marie deserves particular credit. As Chief Executive Officer for over eight years, Marie provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to support investors in meeting their investment objectives. It’s been my privilege to be part of the great team Marie built.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
From the President (continued)

“ On April 1, 2019, I transitioned into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering our organization’s important mission. As we encounter ups and downs in the investment environment, it becomes even more important to serve our investors to the best of our ability. At Charles Schwab Investment Management, we seek to offer high quality products that help investors build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
The Investment Environment

For the 12-month reporting period ended February 28, 2019, global real estate securities generated positive returns. Despite signs of slower growth, a generally stable global economy supported the overall real estate market, as did mostly flexible monetary policies and solid fundamentals such as stable office leasing activity and steady increases in rental values. U.S. real estate securities were particularly strong, with double-digit positive results coming from all sub-industries. Global real estate securities also outpaced the broader equity markets, primarily due to steep equity declines during the third quarter of 2018 and strong performance of real estate securities in January and February. In this environment, the FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 9.53% for the reporting period, while U.S. REITs, represented by the Dow Jones U.S. Select REIT IndexTM, returned 20.90%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 4.68%. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned –6.04% and –9.89%, respectively.
The U.S. economy exhibited stable growth for most of the reporting period as it entered its tenth year of expansion, buoyed by a combination of tax reform early in the reporting period, strong corporate earnings, and still-positive financial conditions, but toward the end of 2018 showed signs of slowing. U.S. gross domestic product (GDP) grew at an annual rate of 2.2% in the fourth quarter of 2018, down from 4.2% and 3.4% in the second and third quarters, respectively. Even amid a tight labor market and growing economy, inflation remained in check, while pressure on wage growth began to rise toward the end of 2018. Consumer confidence, which hit an 18-year high in October, the highest since 2000, fell for the subsequent three months before rebounding in February against the backdrop of the market’s rally and the end of the 35-day partial government shutdown that began in late December and extended through late January.
In the U.S., despite continuing low levels of inflation, the Federal Reserve (Fed) raised the federal funds rate by 0.25% four times over the reporting period—in March, June, September and December. Fed rates ended the reporting period in a target range of 2.25% to 2.50%, bringing them closer to what the Fed considers a neutral level, according to Fed Chairman Jerome Powell. In January, he stated that “the case for raising rates has weakened somewhat,” and that the Fed had “the luxury of patience” regarding possible future rate hikes, easing investors’ concerns about the likelihood and pace of future rate hikes.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2019

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
The Investment Environment (continued)

Outside the U.S., most central banks maintained accommodative monetary policies or, in some cases, in the face of signs of rising inflation, tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December reiterated that it would likely maintain those rates through the summer of 2019, but ended its monthly asset purchase program in December. In January, the Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016, and maintained its pledge to keep interest rates extremely low for an extended period. After raising its key official bank rate in August amid rising inflation projections and higher energy and import prices, the Bank of England maintained its rate of 0.75% during the reporting period despite ongoing uncertainties over the United Kingdom economy’s wider direction and intensifying uncertainties surrounding the impact of Brexit. Central banks in key emerging market economies—including India, Indonesia, Mexico, Turkey, and Russia—raised their policy rates during the reporting period in response to inflation and exchange-rate pressures. In February, however, India subsequently lowered its policy rate, and in December, the People’s Bank of China (PBOC) maintained its prudent, but no longer neutral, policy stance, indicating it would place a greater focus on flexibility as its economy faces continued headwinds.
Throughout most of the reporting period, the environment for real estate investment trusts (REITs) was mostly solid, with both demand and supply drivers favorable, and the Fed’s change in stance regarding the pace of future rate hikes eased investor concerns about continued interest rate hikes. After a lackluster beginning to 2018, the U.S. REIT industry rebounded in March and continued its positive trend until December, when the stock market experienced its steepest slide in nearly a decade. Although U.S. REITs declined along with other equities, their relative strength earlier in the reporting period, along with their subsequent strong recovery in January and February, helped them outperform other equities for the reporting period.
Real estate markets outside the U.S. were mixed amid slowing economic growth in several regions. On a country basis, REITs in Sweden were among the strongest performers as investors sought investments in countries with lower perceived risk. REITs in Canada performed well, driven by strong residential and industrial demand. Returns among most Asian REITs were weaker but still positive, reflecting declining growth across many emerging markets. Japan’s real estate market turned positive by the end of the period after having lost ground earlier in the period. REITs in China and India posted negative returns, reflective of the slowing growth in those countries along with trade-related concerns. Turkey’s real estate market posted the weakest return, down 53%, reflecting the country’s economic woes relating primarily to its troubled currency and runaway inflation.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the fund and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund as of February 28, 2019

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. and non-U.S. real estate companies and companies related to the real estate industry. The fund invests globally, and as of the end of the report period, held securities in 21 countries. For more information on the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global real estate securities generated positive returns for the reporting period. U.S. real estate securities were particularly strong, with double-digit positive results coming from all sub-industries. Although U.S. REITs declined along with other equities in December, their relative strength earlier in the reporting period, along with their subsequent strong recovery in January and February, helped them outperform other equities. Real estate markets outside the U.S. were mixed amid slowing economic growth in several regions.
Performance. The fund returned 10.01% for the 12-month reporting period ended February 28, 2019, outperforming the 9.53% return of the FTSE EPRA Nareit Global Index (Net), which the fund uses for performance comparisons.
Positioning and Strategies. Over the reporting period, the fund’s underweight investment in Unibail-Rodamco-Westfield, a commercial property company in the Netherlands, was the top contributor to the fund’s performance relative to the index. A slump in retail properties and the acquisition of Westfield, an Australian commercial real estate company, weighed on Unibail-Rodamco-Westfield. Although the fund’s holdings of Unibail-Rodamco-Westfield returned approximately -24% in U.S. dollar terms for the reporting period, the fund’s allocation to the stock was significantly smaller than that of the index, limiting the impact of the negative performance of the stock on the fund and contributing to the fund’s performance relative to the index.
An overweight investment to Tier REIT, Inc. was another contributor to relative performance. Tier REIT, Inc., a real estate investment trust based in Dallas, Texas, was well positioned in the growth market of Austin and the fund’s holdings of Tier REIT, Inc. returned approximately 35% over the reporting period.
In contrast, the fund’s overweight investment in UOL Group Limited was the top detractor from the fund’s return relative to the index. UOL Group Limited, one of Singapore’s leading property developers, suffered from a slump in the Singapore property market. The fund’s holding of UOL Group Limited returned approximately -28% in U.S. dollar terms for the reporting period.
Welltower, Inc. was another detractor from the fund’s relative performance. Welltower, Inc. returned approximately 49% for the index during the reporting period due to a well-executed acquisition and attractive valuation. The fund did not hold Welltower, Inc. during the reporting period.
From a country perspective, the U.S. and Netherlands were the largest contributors to the fund’s relative performance. The fund’s valuation and sentiment strategies helped in the U.S., while in the Netherlands, an underweight to underperformer Unibail-Rodamco-Westfield played a large role in this country’s relative outperformance. By comparison, Hong Kong and Singapore were the largest detractors form the fund’s performance relative to the index. The fund’s valuation strategy detracted in Hong Kong and in Singapore, an overweight to UOL Group Limited played a large role in this country’s relative underperformance.
Management views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2019

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 28, 2009 – February 28, 2019)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Global Real Estate Fund (5/31/07)	10.01%	6.89%	14.31%
FTSE EPRA Nareit Global Index (Net)[3]	9.53%	5.89%	14.12%
Fund Category: Morningstar Global Real Estate[4]	8.22%	5.33%	13.45%
Fund Expense Ratios[5]: Net 1.05%; Gross 1.12%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2019 (continued)

Statistics
Number of Holdings	137
Weighted Average Market Cap (millions)	$12,053
Price/Earnings Ratio (P/E)	11.5
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	90%
Industry Weightings % of Investments

Top Holdings % of Net Assets1
Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2018 and held through February 28, 2019.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/18	Ending Account Value (Net of Expenses) at 2/28/19	Expenses Paid During Period 9/1/18-2/28/19[2]
Schwab Global Real Estate Fund
Actual Return	1.05%	$1,000.00	$1,024.80	$5.27
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.59	$5.26

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Statements
Financial Highlights
	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15
Per-Share Data
Net asset value at beginning of period	$7.28	$7.37	$6.74	$7.39	$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.19 [1]	0.16 [1]	0.13 [1]	0.23
Net realized and unrealized gains (losses)	0.51	0.04	0.80	(0.57)	0.72
Total from investment operations	0.71	0.23	0.96	(0.44)	0.95
Less distributions:
Distributions from net investment income	(0.29)	(0.32)	(0.33)	(0.21)	(0.34)
Net asset value at end of period	$7.70	$7.28	$7.37	$6.74	$7.39
Total return	10.01%	3.04%	14.46%	(6.04%)	14.48%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	1.12%	1.12%	1.14%	1.14%	1.15%
Net investment income (loss)	2.68%	2.53%	2.16%	1.89%	3.11%
Portfolio turnover rate	90%	96%	105%	91%	77%
Net assets, end of period (x 1,000,000)	$296	$277	$260	$244	$269

1
Calculated based on the average shares outstanding during the period.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2019

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Australia 5.0%
Dexus	273,894	2,337,945
Goodman Group	530,050	4,821,151
Mirvac Group	2,934,284	5,362,579
Scentre Group	856,433	2,355,552
		14,877,227

Austria 0.5%
Atrium European Real Estate Ltd. *	87,940	339,093
CA Immobilien Anlagen AG	28,864	974,434
		1,313,527

Brazil 0.8%
Construtora Tenda S.A.	260,844	2,326,391

Canada 3.1%
Dream Global Real Estate Investment Trust	273,943	2,820,721
H&R Real Estate Investment Trust	3,700	63,853
Killam Apartment Real Estate Investment Trust	322,200	4,382,674
Morguard Real Estate Investment Trust	15,100	143,432
Northview Apartment Real Estate Investment Trust	35,922	757,503
RioCan Real Estate Investment Trust	45,200	863,504
		9,031,687

Finland 0.2%
Kojamo Oyj *	48,350	520,864

France 0.8%
Klepierre S.A.	53,321	1,860,133
Mercialys S.A.	36,465	532,339
		2,392,472

Germany 3.2%
Deutsche Wohnen SE	126,312	5,878,220
DIC Asset AG	157,163	1,751,667
Vonovia SE	40,212	1,946,318
		9,576,205

Hong Kong 13.4%
Champion REIT	2,617,726	2,093,634
China Overseas Property Holdings Ltd.	775,000	291,073
China SCE Group Holdings Ltd.	11,485,047	4,521,289
CK Asset Holdings Ltd.	964,420	8,001,837
Hysan Development Co., Ltd.	619,000	3,268,768
Jiayuan International Group Ltd	736,000	357,943
Kerry Properties Ltd.	1,391,396	5,812,974
Longfor Group Holdings Ltd.	1,827,309	5,416,821
New World Development Co., Ltd.	808,000	1,290,025
Security	Number of Shares	Value ($)
Poly Property Group Co., Ltd.	4,473,000	1,685,506
Road King Infrastructure Ltd.	496,000	948,164
Shimao Property Holdings Ltd.	416,500	983,656
Sun Hung Kai Properties Ltd.	4,000	66,319
Sunac China Holdings Ltd.	255,639	1,067,666
Wharf Real Estate Investment Co., Ltd.	235,000	1,649,985
Yuzhou Properties Co., Ltd.	4,566,399	2,229,102
		39,684,762

Italy 0.5%
Immobiliare Grande Distribuzione SIIQ S.p.A.	222,304	1,576,074

Japan 10.3%
Aeon Mall Co., Ltd.	68,314	1,113,888
AEON REIT Investment Corp.	2,566	2,966,071
Daiwa House Industry Co., Ltd.	45,741	1,416,602
Daiwa Office Investment Corp.	452	3,014,109
Heiwa Real Estate Co., Ltd.	96,300	1,830,998
Heiwa Real Estate REIT, Inc.	2,755	3,047,832
Hulic REIT, Inc.	665	1,056,160
Invincible Investment Corp.	7,557	3,437,679
Japan Excellent, Inc.	382	528,023
Kenedix Office Investment Corp.	218	1,454,803
MCUBS MidCity Investment Corp.	2,566	2,259,210
Mitsubishi Estate Co., Ltd.	380,152	6,530,358
Mitsui Fudosan Co., Ltd.	21,506	510,356
Sekisui House Reit, Inc.	1,690	1,163,751
Sumitomo Realty & Development Co., Ltd.	3,417	127,899
		30,457,739

Luxembourg 1.4%
ADO Properties S.A.	11,882	680,325
Aroundtown S.A.	148,112	1,243,684
Grand City Properties S.A.	94,889	2,231,497
		4,155,506

Malaysia 0.1%
YTL Hospitality REIT	974,962	309,283

Mexico 0.8%
Concentradora Fibra Danhos S.A. de C.V.	464,674	662,739
Macquarie Mexico Real Estate Management S.A. de C.V. *	966,219	1,115,982
PLA Administradora Industrial S de RL de C.V.	275,013	407,640
Prologis Property Mexico S.A. de C.V.	109,798	201,529
		2,387,890

Netherlands 0.4%
NSI N.V.	31,058	1,294,731

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2019 (continued)

Security	Number of Shares	Value ($)
Norway 0.3%
Entra A.S.A.	52,053	729,767

Philippines 0.0%
Filinvest Land, Inc.	1,785,000	51,079
Megaworld Corp.	136,000	13,581
		64,660

Singapore 3.9%
CapitaLand Ltd.	2,464,796	6,226,283
CapitaLand Mall Trust	1,141,800	2,026,142
Ho Bee Land Ltd.	60,200	112,045
Mapletree Commercial Trust	1,327,000	1,735,540
Mapletree North Asia Commercial Trust	1,471,800	1,358,713
		11,458,723

Sweden 3.6%
Castellum AB	55,480	1,010,277
Dios Fastigheter AB	145,614	1,141,900
Fastighets AB Balder, B Shares *	123,473	3,629,029
Klovern AB, B Shares	430,889	573,693
Kungsleden AB	118,162	882,443
Wihlborgs Fastigheter AB	247,863	3,287,792
		10,525,134

United Arab Emirates 0.4%
Aldar Properties PJSC	2,387,418	1,155,872

United Kingdom 5.4%
Grainger plc	392,630	1,286,289
Great Portland Estates plc	575,316	5,807,511
Hansteen Holdings plc	157,145	204,261
Land Securities Group plc	435,785	5,204,387
Regional REIT Ltd.	274,396	369,768
The Unite Group plc	252,685	3,067,512
		15,939,728

United States 45.4%
American Tower Corp.	26,385	4,647,718
Americold Realty Trust	67,352	1,936,370
Apartment Investment & Management Co., Class A	100,708	4,927,642
Armada Hoffler Properties, Inc.	215,958	3,304,157
AvalonBay Communities, Inc.	5,168	1,005,848
Braemar Hotels & Resorts, Inc.	194,854	2,536,999
Brixmor Property Group, Inc.	57,855	1,010,148
Brookfield Property REIT, Inc., Class A	28,065	550,635
Camden Property Trust	44,828	4,397,179
CareTrust REIT, Inc.	2,900	64,786
Cedar Realty Trust, Inc.	337,086	1,173,059
City Office REIT, Inc.	62,010	682,110
CoreSite Realty Corp.	29,538	3,020,261
Cousins Properties, Inc.	65,969	628,025
CubeSmart	50,487	1,546,922
Douglas Emmett, Inc.	61,634	2,379,072
Equinix, Inc.	2,987	1,264,995
Equity LifeStyle Properties, Inc.	34,237	3,719,508
Equity Residential	17,433	1,284,638
Security	Number of Shares	Value ($)
Essex Property Trust, Inc.	18,276	5,114,356
Gaming & Leisure Properties, Inc.	25,200	916,776
Gladstone Commercial Corp.	216,248	4,463,359
Global Net Lease, Inc.	141,192	2,518,865
HCP, Inc.	124,914	3,843,604
Host Hotels & Resorts, Inc.	240,462	4,715,460
Industrial Logistics Properties Trust	10,800	225,288
Lexington Realty Trust	19,936	185,205
Life Storage, Inc.	29,954	2,923,510
Medical Properties Trust, Inc.	224,517	4,092,945
National Health Investors, Inc.	12,078	942,446
National Storage Affiliates Trust	49,841	1,411,497
New Senior Investment Group, Inc.	20,235	104,413
Omega Healthcare Investors, Inc.	60,450	2,170,155
One Liberty Properties, Inc.	57,700	1,662,914
Paramount Group, Inc.	392,590	5,637,592
Piedmont Office Realty Trust, Inc., Class A	117,207	2,399,227
Prologis, Inc.	107,917	7,560,665
PS Business Parks, Inc.	8,000	1,177,360
Retail Properties of America, Inc., Class A	450,515	5,613,417
Ryman Hospitality Properties, Inc.	3,925	317,886
Sabra Health Care REIT, Inc.	27,200	492,864
Senior Housing Properties Trust	316,568	4,099,556
Simon Property Group, Inc.	77,926	14,117,074
SL Green Realty Corp.	25,615	2,323,793
Spirit Realty Capital, Inc.	144,485	5,582,900
STAG Industrial, Inc.	57,437	1,589,856
STORE Capital Corp.	68,347	2,219,227
Sun Communities, Inc.	20,637	2,343,744
Tier REIT, Inc.	122,663	2,974,578
Urstadt Biddle Properties, Inc., Class A	13,200	276,144
Xenia Hotels & Resorts, Inc.	13,525	264,143
		134,360,891
Total Common Stock
(Cost $274,000,346)		294,139,133
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 1.0% of net assets

Time Deposits 1.0%
Barclays Capital, Inc.
U.S. Dollar
1.75%, 03/01/19 (a)	2,738,179	2,738,179
Brown Brothers Harriman
Australian Dollar
0.76%, 03/01/19 (a)	287,390	203,860
Canadian Dollar
0.82%, 03/01/19 (a)	362	275
Hong Kong Dollar
0.36%, 03/01/19 (a)	20	3
Singapore Dollar
0.80%, 03/01/19 (a)	75,640	55,947
Total Short-Term Investments
(Cost $2,998,264)		2,998,264
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of February 28, 2019 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$153,121,338	$—	$—	$153,121,338
Australia	—	14,877,227	—	14,877,227
France	—	2,392,472	—	2,392,472
Germany	—	9,576,205	—	9,576,205
Hong Kong	—	39,684,762	—	39,684,762
Japan	—	30,457,739	—	30,457,739
Luxembourg	—	4,155,506	—	4,155,506
Norway	—	729,767	—	729,767
Philippines	51,079	13,581	—	64,660
Singapore	—	11,458,723	—	11,458,723
Sweden	—	10,525,134	—	10,525,134
United Arab Emirates	—	1,155,872	—	1,155,872
United Kingdom	1,860,318	14,079,410	—	15,939,728
Short-Term Investments[1]	—	2,998,264	—	2,998,264
Total	$155,032,735	$142,104,662	$—	$297,137,397
[1]	As categorized in Portfolio Holdings.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Assets and Liabilities

As of February 28, 2019
Assets
Investments in unaffiliated issuers, at value (cost $276,998,610)		$297,137,397
Deposit with broker for futures contracts		353,800
Receivables:
Investments sold		4,833,407
Dividends		576,498
Fund shares sold		113,301
Foreign tax reclaims		56,043
Interest		134
Prepaid expenses	+	22,539
Total assets		303,093,119
Liabilities
Payables:
Investments bought		6,753,627
Investment adviser and administrator fees		174,463
Shareholder service fees		55,966
Fund shares redeemed		236,441
Accrued expenses	+	120,173
Total liabilities		7,340,670
Net Assets
Total assets		303,093,119
Total liabilities	–	7,340,670
Net assets		$295,752,449
Net Assets by Source
Capital received from investors		282,147,749
Total distributable earnings[1]		13,604,700

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$295,752,449		38,429,632		$7.70

[1]	The SEC eliminated the requirement to disclose total distributable earnings (loss) by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 9 for additional information).

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Operations

For the period March 1, 2018 through February 28, 2019
Investment Income
Dividends (net of foreign withholding tax of $600,831)		$10,677,826
Interest	+	32,641
Total investment income		10,710,467
Expenses
Investment adviser and administrator fees		2,211,622
Shareholder service fees		706,588
Professional fees		76,674
Custodian fees		63,809
Portfolio accounting fees		53,802
Shareholder reports		43,299
Registration fees		28,403
Independent trustees’ fees		13,115
Transfer agent fees		9,541
Other expenses	+	22,443
Total expenses		3,229,296
Expense reduction by CSIM and its affiliates	–	213,244
Net expenses	–	3,016,052
Net investment income		7,694,415
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(2,087,143)
Net realized gains from investment adviser		533,666*
Net realized gains on futures contracts		358,275
Net realized losses on foreign currency transactions	+	(46,240)
Net realized losses		(1,241,442)
Net change in unrealized appreciation (depreciation) on investments		21,545,582
Net change in unrealized appreciation (depreciation) on futures contracts		(25,242)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(5,224)
Net change in unrealized appreciation (depreciation)	+	21,515,116
Net realized and unrealized gains		20,273,674
Increase in net assets resulting from operations		$27,968,089
*	See financial note 4 for additional information.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/18-2/28/19		3/1/17-2/28/18
Net investment income		$7,694,415	$7,015,585
Net realized gains (losses)		(1,241,442)	17,381,950
Net change in unrealized appreciation (depreciation)	+	21,515,116	(17,015,746)
Increase in net assets from operations		27,968,089	7,381,789
Distributions to Shareholders1
Total distributions		($11,202,281)	($11,763,372)

Transactions in Fund Shares
		3/1/18-2/28/19		3/1/17-2/28/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,395,824	$32,102,409	5,915,558	$45,032,388
Shares reinvested		1,275,751	9,385,597	1,299,366	9,844,830
Shares redeemed	+	(5,345,462)	(39,739,579)	(4,366,823)	(33,163,384)
Net transactions in fund shares		326,113	$1,748,427	2,848,101	$21,713,834
Shares Outstanding and Net Assets
		3/1/18-2/28/19		3/1/17-2/28/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,103,519	$277,238,214	35,255,418	$259,905,963
Total increase	+	326,113	18,514,235	2,848,101	17,332,251
End of period[2]		38,429,632	$295,752,449	38,103,519	$277,238,214
[1]	For the period ended February 28, 2018, the fund distributed to shareholders $11,763,372 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 9 for additional information).
[2]	End of period - Net assets include distributions in excess of net investment income of ($803,647) at February 28, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Global Real Estate Fund  |  Annual Report
See financial notes

Schwab Global Real Estate Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Global Real Estate Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab 1000 Index® Fund
Schwab Short-Term Bond Index Fund
Schwab Global Real Estate Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective November 5, 2018, the funds adopted U.S. Securities and Exchange Commission (SEC) Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2019 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2019, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance maybe adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

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Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its obligations. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.
Payment by affiliates. The fund had established a receivable from the investment adviser in the prior year to offset the effect of a potential loss on a portfolio investment held due to a corporate action election. The receivable from the investment adviser had been updated periodically through the date the fund tendered the investment to mitigate the impact to net assets. On March 30, 2018, the fund received payment on the tendered investment, resulting in a payment from CSIM on April 2, 2018 in the amount of $533,666 to cover the net remaining loss from the corporate action election. This amount is shown as Net realized gains from investment adviser on the Statement of Operations. This payment represented 0.19% of the fund’s net assets on that date.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.

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Schwab Global Real Estate Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 1.05%.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of February 28, 2019:
Schwab Target Funds:
Schwab Target 2010 Fund	0.3%
Schwab Target 2015 Fund	0.5%
Schwab Target 2020 Fund	4.0%
Schwab Target 2025 Fund	5.1%
Schwab Target 2030 Fund	10.8%
Schwab Target 2035 Fund	5.7%
Schwab Target 2040 Fund	13.4%
Schwab Target 2045 Fund	2.2%
Schwab Target 2050 Fund	2.2%
Schwab Target 2055 Fund	1.3%
Schwab Target 2060 Fund	0.2%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.1%
Schwab Monthly Income Fund — Enhanced Payout	1.3%
Schwab Monthly Income Fund — Maximum Payout	0.4%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.

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Schwab Global Real Estate Fund
Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 30, 2018. On November 30, 2018, the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at February 28, 2019 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2019, the month-end average notional amounts of futures contracts held by the fund was $1,279,058 and the month-end average number of contracts held was 10.

8. Purchases and Sales of Investment Securities:
For the period ended February 28, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$257,319,603	$254,064,561

9. Federal Income Taxes:
As of February 28, 2019, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$283,483,043
Gross unrealized appreciation	$21,535,098
Gross unrealized depreciation	(7,880,744)
Net unrealized appreciation (depreciation)	$13,654,354
As of February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$5,303,167
Undistributed long-term capital gains	—
Net unrealized appreciation (depreciation) on investments	13,654,354
Net other unrealized appreciation (depreciation)	(635)
Total	$18,956,886
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies ( PFICs) and partnership investments. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2019, the fund had capital loss carryforwards of $5,352,186 with no expiration available to offset future net capital gains.

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Schwab Global Real Estate Fund
Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$11,202,281
Long-term capital gains	—
Prior period distributions
Ordinary income	$11,763,372
Long-term capital gains	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of February 28, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2019, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Global Real Estate Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Global Real Estate Fund (one of the funds constituting Schwab Investments, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

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Schwab Global Real Estate Fund
Other Federal Tax Information (unaudited)

For the period ended February 28, 2019, the fund designated $1,650,242 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS Form 1099 of the amounts for use in preparing their 2019 income tax return.
The fund may elect to pass on the benefits of the foreign tax credit of $499,712 to its shareholders for the period ended February 28, 2019. The respective foreign source income of the fund is $6,620,420.
For the period ended February 28, 2019, the fund designates $2,839,469 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2020 via IRS form 1099 of the amounts for use in preparing their 2019 income tax return.

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Schwab Global Real Estate Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 98 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	98	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	98	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	98	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	98	None

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Schwab Global Real Estate Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	98	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	98	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	98	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	98	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	98	Director (2012 – present), Eaton

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Schwab Global Real Estate Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	98	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present) Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	98	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	98	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director and Chief Executive Officer (Apr. 2019 – present) and President (Oct. 2018 – present) Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.

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Schwab Global Real Estate Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprising of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Global Real Estate Fund  |  Annual Report

Schwab Global Real Estate Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

Schwab Global Real Estate Fund  |  Annual Report

Notes

Notes

Notes

Schwab Global Real Estate Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2019 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR41206-11
00227487

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of seven operational series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1; five series have a fiscal year-end of

August 31; and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of nine operational series during 2018/2019 and 2017/2018 , based on their respective 2018/2019 and 2017/2018 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2018/2019	Fiscal Year 2017/2018	Fiscal Year 2018/2019	Fiscal Year 2017/2018	Fiscal Year 2018/2019	Fiscal Year 2017/2018	Fiscal Year 2018/2019	Fiscal Year 2017/2018
$449,730	$428,793	$0	$0	$30,180	$35,225	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)    (1)    Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)    There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018/2019: $30,180                2017/2018: $35,225

(h)    During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer
Chief Executive Officer

Date:	April 16, 2019

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	April 16, 2019